UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2022 (March 8, 2022)

Golub Capital BDC 3, Inc.

(Exact name of Registrant as Specified in Its Charter)

MARYLAND	814-01244	82-2375481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, 25th Floor, New York, NY 10166

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement

On March 3, 2022, Golub Capital BDC 3, Inc. (the “Company”), together with GBDC 3 Funding II LLC, a direct, wholly owned subsidiary of the Company, as borrowers, entered into an amendment (the “SB Revolver Amendment”) to the documents governing the revolving credit facility, dated as of February 4, 2019, by and among the Company and Signature Bank, as administrative agent and a lender (as amended, the “SB Revolver”). The SB Revolver Amendment was effective as of March 3, 2022.

The SB Revolver Amendment amended the SB Revolver to, among other things, extend the stated maturity date from March 4, 2022 to February 4, 2023 and amend the interest rate at which borrowings are made, at the Company’s election, to either the secured overnight finance rate (“SOFR”) for the applicable interest period plus 1.70% and a spread adjustment of 0.10% or the prime rate minus 1.20%. The SB Revolver Amendment included an annualized fee payable on the closing date of the amendment equal to 0.25% of the commitments of the SB Revolver as of such date, which fee was pro-rated for the duration of the SB Revolver.  The other material terms of the SB Revolver were unchanged.

The description above is only a summary of the material provisions of the SB Revolver Amendment and is qualified in its entirety by reference to a copy of the SB Revolver Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained in Item 1.01 of this current report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Sixth Amendment to Revolving Credit and Security Agreement, dated as of March 3, 2022, by and among Golub Capital BDC 3, Inc. and GBDC 3 Funding II LLC, as borrowers, and Signature Bank, as administrative agent and a lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital BDC 3, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golub Capital BDC 3, Inc.

Date: March 8, 2022	By:	/s/ Christopher C. Ericson
	Name:	Christopher C. Ericson
	Title:	Chief Financial Officer